Subsequent Events	12 Months Ended
Dec. 31, 2023
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent events	Subsequent events
The Group evaluated subsequent events through 20 March 2024, the date the consolidated financial statements were available to be issued.
On 15 February 2024, the Company announced it has reached settlement agreements with Johnson & Johnson in Japan, Canada and in the EEA for AVT04, a biosimilar to Stelara (ustekinumab). Regulatory approval for AVT04 in these markets has already been granted. Market applications for AVT04 are currently pending in additional global markets, including in the U.S. Alvotech's commercialization partner in Canada, JAMP Pharma, launched AVT04 in Canada on March 1, 2024. Launch of AVT04 in Japan is anticipated after the upcoming round of National Health Insurance reimbursement price listings, in May 2024. Entry to the first European markets is expected as soon as possible after the expiration date of the European Supplementary Protection Certificate (SPC) for Stelara, which is in late July 2024.
On 23 February 2024, the Company announced that the FDA has approved SIMLANDI (adalimumab) injection, as an interchangeable biosimilar to Humira, for the treatment of adult rheumatoid arthritis, juvenile idiopathic arthritis, adult psoriatic arthritis, adult ankylosing spondylitis, Crohn’s disease, adult ulcerative colitis, adult plaque psoriasis, adult hidradenitis suppurativa and adult uveitis. In 2023, Humira was one of the highest-grossing pharmaceutical products in the world, with sales in the U.S. of nearly $12.2 billion. Teva is Alvotech’s strategic partner for the exclusive commercialization of SIMLANDI in the United States.
On 26 February 2024, the Company announced the sale of 10,127,132 Ordinary Shares for an approximate value of $166 million (net proceeds of $160 million), par value USD 0.01 per share, at a purchase price of $16.41 per share, or ISK 2,250 per share at the foreign exchange rates on 23 February 2024. The Shares will be delivered to the Investors from previously issued treasury shares held by Alvotech’s subsidiary, Alvotech Manco ehf. The Transaction took place on the Nasdaq Iceland Exchange.
On 12 February 2024, the second tranche of OACB Earn Out Shares vested resulting in the issuance of 625,000 Ordinary Shares. The issuance of Ordinary Shares for the second tranche will be accounted for as an extinguishment of a financial liability in the consolidated statements of profit or loss and other comprehensive income or loss.
On 12 February 2024, the first tranche of Predecessor Earn Out Shares vested resulting in the issuance of 19,165,000 Ordinary Shares. The issuance of Ordinary Shares for the first tranche will be accounted for as an extinguishment of a financial liability in the consolidated statements of profit or loss and other comprehensive income or loss.
Subsequent to 31 December 2023, Senior Bond Warrant holders elected to exercise their warrants. As a result, 1,501,599 Ordinary Shares were issued in exchange for the exercising of the penny warrants. The Company received an immaterial amount of cash and will recognize the transaction as an extinguishment of the derivative financial liabilities. The difference between the equity issued and carrying value of the derivative financial liabilities will be recognized in the consolidated statements of profit or loss and other comprehensive income or loss.
Subsequent to 31 December 2023, holders of the OACB Warrants exercised their warrant rights for an exercise price of $11.50 for the rights to one Ordinary Share per warrant. The exercises result in the issuance of 419,660 Ordinary Shares and cash proceeds of $4.8 million. The Company will recognize the transaction as an extinguishment of the derivative financial liabilities. The difference between the equity issued and carrying value of the derivative financial liabilities will be recognized in the consolidated statements of profit or loss and other comprehensive income or loss.